Restricted Cash	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents [Abstract]
Restricted Cash
RESTRICTED CASH

Restricted cash consists of funds that are contractually restricted as to usage or withdrawal and have been presented separately from cash and cash equivalents on our Consolidated Balance Sheets. As of December 31, 2016 and 2015, restricted cash consisted of the following (in thousands):

	December 31,
	2016	2015
Current restricted cash
SPLNG debt service and interest payment	$—	$77,415
Liquefaction Project	357,953	189,260
CTPL construction and interest payment	—	7,882
CQP and cash held by guarantor subsidiaries	246,991	—
Total current restricted cash	$604,944	$274,557

Non-current restricted cash
SPLNG debt service	$—	$13,650

In February 2016, we entered into a $2.8 billion credit facility (the “2016 CQP Credit Facilities”). We, and Cheniere Investments, SPLNG and CTPL as our guarantor subsidiaries, are subject to limitations on the use of cash under the terms of the 2016 CQP Credit Facilities and the related depositary agreement governing the extension of credit to us. Specifically, we, Cheniere Investments, SPLNG and CTPL may only withdraw funds from collateral accounts held at a designated depositary bank on a monthly basis and for specific purposes, including for the payment of operating expenses. In addition, distributions and capital expenditures may only be made quarterly and are subject to certain restrictions.